                              Managed Municipals
                                Portfolio Inc.


                                   [GRAPHIC]



                               QUARTERLY REPORT

                               February 28, 2003

                                   [GRAPHIC]



                              Managed Municipals
                                Portfolio Inc.

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken
Chairman, President and Chief Executive Officer

Dear Shareholder,

A persistent pessimistic climate fed by the situation in Iraq, the threat of terrorism at home, the dubious strength of corporate earnings, and concerns over consumer spending, continued to prompt many investors to seek safer alternatives to equity investing. The resulting increased demand for municipal securities caused their prices to rally. Recent yields for many municipal securities are at historic highs relative to U.S. Treasuries, which has also made them a compelling alternative for many investors. However, many market pundits have voiced concerns that this dramatic price increase may not be sustainable, especially if the Federal Reserve raises interest rates.

No matter what the future holds, there are several things you can do now to best position your investment portfolio for whatever comes next.

   . First and foremost, you should talk with your financial adviser, who will work with you to find the best solutions for your individual investing needs.

   . Secondly, now is a great time to review your investment plan. Every successful investment strategy begins with a plan, so whether you already have one or not, times like these provide the perfect opportunity to make sure your portfolio is on track. Even if your long-term goals haven't changed, your financial adviser can help you to decide what you can do now to achieve them in the ever-changing market.

As always, thank you for your confidence in our investment management teams. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R Jay Gerken
R. Jay Gerken
Chairman, President and Chief
  Executive Officer

March 14, 2003

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                                      1

                               MANAGER OVERVIEW

[PHOTO] Joseph P. Deane
Vice President and Investment Officer

Performance Review

During the nine months ended February 28, 2003, the Managed Municipals Portfolio Inc. ("Fund") distributed income dividends to shareholders totaling $0.49 per share. The table below shows the annualized distribution yield and nine-month total return based on the Fund's February 28, 2003 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price./i/ Past performance is not indicative of future results.

                                 Annualized   Total Return
                      Price     Distribution  for the Nine-
                    Per Share    Yield/ii/   Month Period/ii/
                  ------------- ------------ ---------------
                  $11.70 (NAV)      5.74%         4.75%
                  $10.52 (NYSE)     6.39%         4.16%

Based on NAV, the Fund underperformed its Lipper peer group of closed-end general municipal debt funds (leveraged), which returned 8.17% for the same period./iii/ Bonds with longer maturities are typically more sensitive to interest rate movements. In order to minimize fluctuations in the Fund that may occur if interest rates were to rise, we reduced the average maturity of issues held in the portfolio. This more conservative investment approach resulted in the Fund's underperformance relative to its Lipper peers, as bonds with shorter maturities tend to have lower yields. Although this approach resulted in short-term underperformance, we believe it will benefit the Fund in the longer-term when interest rates rise. Another advantage to this approach is that the Fund's shorter average duration will enable us to more quickly access potentially higher-yielding issues in the future.

Bonds Bolstered By Economic Concerns

When the period began in June, lingering concerns about the integrity of corporate financial reporting practices and the strength of the U.S. economy prompted investors to shift money from stocks into more conservative investments, specifically fixed-income securities with higher credit ratings. The demand boosted prices of higher-rated municipal bonds through the early fall, although U.S. Treasury securities generated the strongest performances in the investment-grade arena./iv/

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

Shift in Sentiment

Following an economic report released in October that reflected a weak labor market, the Federal Reserve ("Fed")/v/ cut short-term interest rates to a 41-year low to help stimulate the economy. (Lower rates can encourage consumers to borrow and subsequently spend more, thereby increasing economic activity.) That month, investors reallocated investment capital from Treasuries and investment-grade municipal securities into higher-yielding, riskier securities in other fixed-income asset classes anticipating that the economy would improve and help strengthen issuers' credit profiles. As concerns regarding Iraq and the economy resurfaced, however, investors again gravitated to higher-rated bond issues. In contrast to these short-term shifts in sentiment throughout the period, we maintained a long-term perspective and defensive posture in the Fund by maintaining a shorter duration that favors preserving capital over attaining higher yields. Our rationale has been that once the uncertainties associated with Iraq subside, the economy will begin to improve and the Fed may subsequently raise interest rates.

Interest Rate Changes Expected

During the past two years, the bond markets have been driven higher to a large extent by rate reductions triggered by the Fed, as bond prices move opposite to interest rate movements. Going forward through 2003 and 2004 (the latter being a presidential year), however, we believe that fiscal stimulus policies such as taxation measures put into place by Congress and the Bush Administration will play a greater role in influencing the direction of the economy and bond markets. If these policy decisions are successfully implemented, which we believe will be the case, the economic climate should improve later this year and into 2004. Our optimistic outlook of the economy is supported, in part, by comments from the Fed released after it opted not to change its interest rate targets at its meeting in January. According to the Fed's statement, as concerns regarding rising oil prices and geopolitical risks lift, "the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time."

                                   [GRAPHIC]

Once economic activity gains sufficient momentum, we believe the Fed may be inclined to raise its interest rate targets to help keep the economy from becoming "overheated" and minimize inflationary concerns. Furthermore, the expanding federal budget deficit may oblige the U.S. Treasury Department to increase its borrowing, which may also contribute to a higher-yield environment later this year. Given our view of the interest rate environment ahead, we have maintained a conservative posture in the Fund.

Our Defensive Approach

To help minimize fluctuations in the Fund that may arise associated with potential interest rate hikes ahead, we plan to continue maintaining a shorter average life of bonds in the Fund than we have in recent years, given that bonds with longer maturities are more sensitive to interest rate swings. We also plan to continue seeking out issues with higher coupons payments, as these issues often tend to be less volatile to interest rate hikes versus bonds with lower coupon rates. Furthermore, we will continue to use U.S. Treasury futures to help reduce fluctuations in the net asset value of the Fund in the event rates were to rise. We have maintained some cash on the sidelines to invest when higher-yielding opportunities present themselves.

In terms of our securities selection, we will continue to target higher-rated essential service revenue bonds, such as water-and-sewer and transportation issues. We have tended to avoid uninsured hospital issues but have invested in them where we perceived value on a risk/reward basis. We invested in a diversified array of sectors where we perceived relative values, rather than focus on specific sectors.

Although many municipalities have been faced with budgetary challenges due to weaker tax receipts, when choosing municipal bond investment candidates, we focus on searching for bonds issued by municipalities that we feel are prudently balancing their budgets for the longer haul. For example, we favor those governments with relatively better credit profiles that are reducing their expenses to meet their revenue streams rather than those that are merely issuing additional debt to raise cash as part of short-term budgetary solutions. Although we anticipate the economy will improve, we intend to continue focusing on higher-rated issues, which are more liquid than lower-rated higher-yielding issues.

                                   [GRAPHIC]

Going forward, we plan to pursue these more conservative approaches as we keep a close eye on the global economy and the financial markets.

Experience Counts

Given that the prices of Treasuries have rallied considerably during the past two years, the yields on many municipal bonds are hovering at very competitive levels versus those on Treasuries. However, because the interest paid by municipal bonds is exempt from federal income taxes,/vi/ we believe they are a particularly favorable alternative to Treasuries on an after-tax basis. Even on a pre-tax basis, however, the average yields on 10-year investment-grade municipal bonds were hovering at historically high levels exceeding 95% of those on Treasuries with comparable maturities, as of the period's close. Furthermore, if interest rates were to rise, investment-grade municipals may prove more resilient than Treasuries given that municipal bond prices have not risen as much during the period. However, when investing in municipal bonds, we believe that our experience can make a difference when it comes to securities- and maturity-selection, particularly when navigating through the current market environment.

Looking for Additional Information?

The Managed Municipals Portfolio Inc. is traded under the symbol "MMU." Daily closing prices are available online under symbol XMMUX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

                                   [GRAPHIC]

Thank you for your investment in the Managed Municipals Portfolio Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Joseph P. Deane
Joseph P. Deane
Vice President and Investment Officer

March 14, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of February 28, 2003 and are subject to change. Please refer to pages 8 through 19 for a list and percentage breakdown of the Fund's holdings.
-----
/i/ NAV is a price that reflects the value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market price as determined by supply of and demand for the Fund's common shares.
/ii/ Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.056 for 12 months. This rate is as of February 28, 2003 and is subject to change.
/iii/ Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the nine-month period ended February 28, 2003, calculated among 58 funds in the general municipal debt fund (leveraged) category with reinvestment of dividends and capital gains, excluding sales charges.
/iv/ Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service and AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.
/v/ The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
/vi/ Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax. State and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your tax advisor.

                                   [GRAPHIC]

 Take Advantage of the Fund's Dividend Reinvestment Plan!
 Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

 As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

 Plan Summary
 If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

 The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

 If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

 If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

 A more complete description of the current Plan appears in this report beginning on page 35.

 To find more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                         February 28, 2003 (unaudited)



   Face
  Amount    Rating(a)                     Security                        Value
----------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 100.0%

Alabama -- 3.9%
$24,510,000   AAA     Jefferson County, AL Sewer Revenue Warrants,
                       Series A, FGIC-Insured, 5.375% due 2/1/36 (b)   $28,174,000
----------------------------------------------------------------------------------
Alaska -- 0.6%
  4,000,000   AA+     Valdez, AK Marine Term Revenue Refunding,
                       (BP Pipelines Inc. Project), Series A,
                       5.850% due 8/1/25                                 4,096,880
----------------------------------------------------------------------------------
Arizona -- 2.0%
  3,525,000   AA      Arizona Agricultural Improvement & Power
                       Distribution, (Salt River Project), Electric
                       System Revenue, Series B, 5.000% due 1/1/31       3,593,315
                      Arizona State University, COP, MBIA-Insured:
  1,500,000   AAA       5.100% due 7/1/24                                1,549,350
  1,000,000   AAA       5.125% due 7/1/26                                1,030,950
  4,000,000   AAA     Mesa, AZ IDA, Discovery Health Systems,
                       Series A, MBIA-Insured, 5.625% due 1/1/29         4,261,120
  3,000,000   AAA     Phoenix, AZ Civic Improvement Corp. Airport
                       Revenue, Sr. Lien, Series B, FGIC-Insured,
                       5.250% due 7/1/22 (c)                             3,095,730
  1,000,000   AA+     Phoenix, AZ GO, Series B, 5.000% due 7/1/27        1,023,130
----------------------------------------------------------------------------------
                                                                        14,553,595
----------------------------------------------------------------------------------
California -- 7.4%
  7,040,000   Ba1*    California Educational Facilities Authority
                       Revenue, (Pooled College & University
                       Projects), Series A, (Partially Pre-Refunded --
                       Escrowed with U.S. government securities to
                       7/1/08 Call @ 101), 5.625% due 7/1/23 (d)         6,420,762
  6,000,000   A3*     California Health Facilities Authority Revenue,
                       (Cedars-Sinai Medical Center), Series A,
                       6.250% due 12/1/34                                6,406,740
  1,000,000   A+      California Health Facilities Financing Authority
                       Revenue, Sutter Health, Series A,
                       6.250% due 8/15/35                                1,085,740
  5,000,000   AAA     California State Department of Veterans Affairs,
                       Home Purchase Revenue, Series A, AMBAC-
                       Insured, 5.350% due 12/1/27                       5,205,200
  6,000,000   A3*     California State Department of Water Resources,
                       Power Supply Revenue, Series A,
                       5.250% due 5/1/20                                 6,229,320
 10,000,000   A1*     Golden State Tobacco Securitization Corp.,
                       California Tobacco Settlement Revenue,
                       Series 2003-A-1, 6.750% due 6/1/39 (b)            9,878,500

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   February 28, 2003 (unaudited) (continued)


   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
California -- 7.4% (continued)
$ 7,000,000    AAA    Los Angeles County, CA COP, Antelope Valley
                       Courthouse, Series A, AMBAC-Insured,
                       5.250% due 11/1/33                           $  7,267,470
  3,340,000    AAA    Rancho Cucamonga, CA Redevelopment
                       Agency Tax Allocation, (Rancho
                       Redevelopment Project), MBIA-Insured,
                       5.125% due 9/1/30                               3,443,106
  2,750,000    AAA    Sacramento County, CA COP, (Public Facilities
                       Project), MBIA-Insured, 5.375% due 2/1/19       2,949,045
  2,500,000    AAA    San Francisco, CA City & County Airports
                       Commission, International Airport Revenue,
                       Second Series-27B, FGIC-Insured,
                       5.000% due 5/1/22                               2,594,775
  2,500,000    AAA    San Jose, CA Financing Authority Lease
                       Revenue, (Civic Center Project), Series B,
                       5.000% due 6/1/32                               2,546,125
--------------------------------------------------------------------------------
                                                                      54,026,783
--------------------------------------------------------------------------------
Colorado -- 6.8%
  4,000,000    AAA    Arapahoe County, CO Capital Improvement
                       Trust Fund, E-470 Public Highway Authority
                       Revenue, (Pre-Refunded -- Escrowed with
                       U.S. government securities to 8/31/05
                       Call @ 103), 7.000% due 8/31/26 (b)             4,679,320
  1,000,000    A-     Aspen, CO Sales Tax Revenue,
                       5.400% due 11/1/19                              1,063,020
  4,000,000    AAA    Colorado Educational & Cultural Facilities
                       Revenue Refunding, (University of Denver
                       Project), AMBAC-Insured,
                       5.375% due 3/1/23                               4,218,960
  4,000,000    A      Colorado Health Facilities Authority Revenue,
                       Series B, Remarketed 7/8/98,
                       5.350% due 8/1/15                               4,147,400
                      Denver, CO City & County Airport Revenue,
                       Series C:
 13,630,000    A          6.125% due 11/15/25 (b)(c)                  14,019,136
 10,945,000    A          Escrowed to maturity with U.S.
                           government securities,
                           6.125% due 11/15/25 (b)(c)(d)              13,060,887
  2,000,000    AAA    Denver, CO City & County COP, Series B,
                       AMBAC-Insured, 5.500% due 12/1/25               2,132,620
                      El Paso County, CO COP, (Detention Facility
                       Project), Series B, AMBAC-Insured:
  1,700,000    AAA        5.000% due 12/1/23                           1,748,739
  1,500,000    AAA        5.000% due 12/1/27                           1,533,555

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   February 28, 2003 (unaudited) (continued)


   Face
  Amount    Rating(a)                    Security                       Value
---------------------------------------------------------------------------------
Colorado -- 6.8% (continued)
                      Garfield County, CO School District No. 2 GO,
                       FSA-Insured:
$ 2,300,000   Aaa*        5.000% due 12/1/23                         $  2,365,941
  1,000,000   Aaa*        5.000% due 12/1/25                            1,029,460
---------------------------------------------------------------------------------
                                                                       49,999,038
---------------------------------------------------------------------------------
Connecticut -- 1.2%
                      Connecticut State GO, Series B:
  1,600,000   AA        5.000% due 6/15/02                              1,658,800
  4,490,000   AA        5.500% due 6/15/21                              4,873,266
  1,000,000   AAA     Connecticut State Health & Education,
                       (Child Care Facilities Project), Series C,
                       AMBAC-Insured, 5.625% due 7/1/29                 1,077,480
  1,000,000   AAA     Connecticut State Health & Educational
                       Facilities Authority Revenue, (Village
                       Families & Children), Series A,
                       AMBAC-Insured, 5.000% due 7/1/32                 1,015,250
---------------------------------------------------------------------------------
                                                                        8,624,796
---------------------------------------------------------------------------------
Delaware -- 1.5%
 10,000,000   AAA     Delaware State EDA Revenue, (Pollution
                       Control-Delmarva Project-B), AMBAC-
                       Insured, 5.200% due 2/1/19 (b)                  10,659,700
---------------------------------------------------------------------------------
District of Columbia -- 1.5%
                      Metropolitan Washington Airports, DC
                       Authority Airport System Revenue, Series A,
                       FGIC-Insured:
  5,355,000   AAA         5.125% due 10/1/22 (c)                        5,482,984
  5,500,000   AAA         5.125% due 10/1/26 (c)                        5,576,670
---------------------------------------------------------------------------------
                                                                       11,059,654
---------------------------------------------------------------------------------
Florida -- 4.9%
  5,000,000   AAA     Florida State Board & Educational Capital
                       Outlay GO, FSA-Insured, 5.000% due 6/1/24        5,122,300
  3,000,000   AA+     Florida State Board of Education GO, Series A,
                       5.125% due 6/1/21                                3,146,640
  3,145,000   AAA     Florida State Department of Transportation
                       GO, FGIC-Insured, 5.000% due 7/1/25              3,221,266
  1,500,000   AAA     Julington Creek Plantation Community
                       Development District, FL Special Assessment
                       Revenue, MBIA-Insured, 5.000% due 5/1/29         1,528,635


SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   February 28, 2003 (unaudited) (continued)


   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
Florida -- 4.9% (continued)
$ 6,500,000   BBB-    Martin County, FL IDA, (Indiantown
                       Cogeneration Project), Series A,
                       7.875% due 12/15/25 (c)                      $  6,775,080
  1,290,000   AAA     Miami Beach, FL Stormwater Revenue,
                       FGIC-Insured, 5.375% due 9/1/30                 1,353,133
  2,000,000   Aaa*    Orange County, FL School Board COP,
                       Series A, MBIA-Insured, 5.250% due 8/1/23       2,096,060
 10,000,000   AAA     Palm Beach County, FL School Board COP,
                       Series C, FSA-Insured, 5.000% due 8/1/27 (b)   10,157,100
  2,500,000   Aaa*    South Brevard, FL Recreational Facilities
                       Improvement, Special District,
                       AMBAC-Insured, 5.000% due 7/1/20                2,605,600
--------------------------------------------------------------------------------
                                                                      36,005,814
--------------------------------------------------------------------------------
Georgia -- 1.9%
  6,000,000   AAA     Augusta, GA Water & Sewer Revenue,
                       FSA-Insured, 5.250% due 10/1/26                 6,269,160
                      Private Colleges & Universities Authority
                       Revenue, (Mercer University Project):
  2,180,000   Baa1*       5.750% due 10/1/21                           2,383,765
                          Series A:
  2,000,000   Baa1*        5.250% due 10/1/25                          2,009,500
  1,000,000   Baa1*        5.375% due 10/1/29                          1,009,870
  2,000,000   BBB-    Savannah, GA EDA Revenue, College of Art
                       & Design Inc., 6.900% due 10/1/29               2,164,440
--------------------------------------------------------------------------------
                                                                      13,836,735
--------------------------------------------------------------------------------
Hawaii -- 0.6%
  4,000,000   A       Hawaii State Department of Budget &
                       Finance, Special Purpose Revenue, Kaiser
                       Permanente, Series A, 5.100% due 3/1/14         4,121,640
--------------------------------------------------------------------------------
Illinois -- 3.5%
  4,095,000   AAA     Chicago, IL GO, Series D, FGIC-Insured,
                       5.500% due 1/1/35                               4,320,798
  7,400,000   AAA     Chicago, IL Skyway Toll Bridge Revenue,
                       AMBAC-Insured, 5.500% due 1/1/31                7,834,676
  8,000,000   A       Illinois Health Facilities Authority Revenue,
                       OSF Healthcare Systems,
                       6.250% due 11/15/29 (b)                         8,433,040
  5,000,000   AAA     Illinois State GO, MBIA-Insured,
                       5.625% due 6/1/25                               5,293,200
--------------------------------------------------------------------------------
                                                                      25,881,714
--------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   February 28, 2003 (unaudited) (continued)


   Face
  Amount    Rating(a)                    Security                        Value
----------------------------------------------------------------------------------
Indiana -- 1.1%
$ 5,000,000   A1*     Indiana Port Commission Revenue Refunding,
                       (Cargill Inc. Project), 6.875% due 5/1/12      $  5,112,300
  3,000,000   BBB+    Indiana State Development Financing
                       Authority Revenue, (USX Corp. Project),
                       5.250% due 12/1/22                                3,053,760
----------------------------------------------------------------------------------
                                                                         8,166,060
----------------------------------------------------------------------------------
Kansas -- 0.2%
  1,250,000   AAA     Scott County, KS Unified School District No.
                       446 GO, FGIC-Insured, 5.000% due 9/1/22           1,291,975
----------------------------------------------------------------------------------
Louisiana -- 0.8%
  5,500,000   A1*     St. Martin Parish, LA Industrial Revenue,
                       (Cargill Inc. Project), 6.625% due 10/1/12 (e)    5,622,430
----------------------------------------------------------------------------------
Maine -- 0.3%
  2,500,000   AA+     Maine State Housing Authority Mortgage
                       Revenue, Series C, 5.300% due 11/15/23            2,578,850
----------------------------------------------------------------------------------
Maryland -- 0.8%
                      Baltimore, MD Wastewater Project Revenue,
                       Series A, FGIC-Insured:
  2,500,000   AAA         5.125% due 7/1/32                              2,569,775
  3,385,000   AAA         5.200% due 7/1/32                              3,511,328
----------------------------------------------------------------------------------
                                                                         6,081,103
----------------------------------------------------------------------------------
Massachusetts -- 5.4%
  2,000,000   Baa3*   Boston, MA Industrial Development
                       Financing Authority, Sr. Revenue Bonds,
                       (Crosstown Center Project), Series 2002,
                       6.500% due 9/1/35 (c)                             1,989,260
  3,000,000   AAA     Massachusetts Bay Transportation Authority,
                       Sales Tax Revenue, Series A,
                       5.500% due 7/1/30                                 3,150,810
  1,125,000   Aaa*    Massachusetts Development Finance Agency,
                       (Merrimack College Issue), MBIA-Insured,
                       5.200% due 7/1/32                                 1,160,134
  1,850,000   AAA     Massachusetts Health & Educational Facilities
                       Authority, (University of Massachusetts
                       Projects), Series C, FGIC-Insured,
                       5.125% due 10/1/27                                1,898,507
 25,000,000   Aa2*    Massachusetts State, GO of Commonwealth,
                       Series C, 5.250% due 11/1/30 (b)                 25,996,750
  5,000,000   AAA     Massachusetts State Special Obligation
                       Revenue, Series A, FGIC-Insured,
                       5.000% due 6/1/21                                 5,209,950
----------------------------------------------------------------------------------
                                                                        39,405,411
----------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   February 28, 2003 (unaudited) (continued)


   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
Michigan -- 2.7%
$ 5,000,000   AAA     East Lansing, MI School District, GO,
                       Q-SBLF-Insured, 5.625% due 5/1/30            $  5,284,150
                      Michigan State COP, AMBAC-Insured:
  2,345,000   AAA       5.500% due 6/1/19                              2,537,994
  6,000,000   AAA       5.500% due 6/1/27                              6,336,420
  2,500,000   AA-     Michigan State Hospital Finance Authority
                       Revenue Refunding, (Trinity Health Credit),
                       Series C, 5.375% due 12/1/23                    2,561,700
 12,000,000   NR      Michigan State Strategic Fund Resources
                       Recovery, Limited Obligation Revenue,
                       (Central Wayne Energy Recovery L.P.
                       Project), Series A, 7.000% due 7/1/27 (c)(f)    3,000,000
--------------------------------------------------------------------------------
                                                                      19,720,264
--------------------------------------------------------------------------------
Minnesota -- 2.6%
  1,500,000   AAA     Dakota County, MN Community Development
                       Agency, MFH Revenue, FNMA-Collateralized,
                       5.625% due 2/1/26                               1,559,040
  2,500,000   A1*     Duluth, MN IDA, Seaway Port Authority Dock
                       & Wharf Revenue, (Cargill Inc. Project),
                       6.800% due 5/1/12                               2,584,250
  7,000,000   A3*     Minneapolis, MN Healthcare System Revenue,
                       (Allina Health System), Series A,
                       6.000% due 11/15/23                             7,405,160
                      Minneapolis & St. Paul, MN Community
                       Airport Revenue, FGIC-Insured:
  2,000,000   AAA         Series A, 5.125% due 1/1/25                  2,065,540
  4,000,000   AAA         Sub-Series C, 5.250% due 1/1/26              4,166,240
  1,140,000   AA+     Minnesota State Housing Financing Agency,
                       Single-Family Mortgage, Series I,
                       5.500% due 1/1/17                               1,191,938
--------------------------------------------------------------------------------
                                                                      18,972,168
--------------------------------------------------------------------------------
Missouri -- 2.5%
  2,000,000   AAA     Bi-State Development Agency of the
                       Missouri-Illinois Metropolitan District,
                       (Metrolink Cross County Project), Series B,
                       FSA-Insured, 5.000% due 10/1/32                 2,046,120
  1,500,000   AAA     Greene County, MO Reorganized School
                       District No. R-8 GO, FSA-Insured,
                       5.100% due 3/1/22                               1,567,050
  2,000,000   Aaa*    Jackson County, MO Special Obligation,
                       MBIA-Insured, 5.000% due 12/1/27                2,047,880

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   February 28, 2003 (unaudited) (continued)


   Face
  Amount    Rating(a)                    Security                        Value
----------------------------------------------------------------------------------
Missouri -- 2.5% (continued)
$ 2,000,000   Aaa*    Missouri State Environmental Improvement
                       & Energy Resources Authority, (Water
                       Pollution -- Drinking Water), Series B,
                       5.000% due 7/1/23                              $  2,067,320
  8,000,000   AA+     Missouri State Health & Educational Facilities
                       Authority Revenue, (Washington University
                       Project), Series A, 5.000% due 2/15/33 (b)        8,169,520
  2,000,000   AAA     St. Louis, MO Airport Revenue, (Airport
                       Development Program), Series A,
                       MBIA-Insured, 5.125% due 7/1/22                   2,062,020
---------------------------------------------------------------------------------
                                                                        17,959,910
---------------------------------------------------------------------------------
Montana -- 1.0%
 10,090,000   NR      Montana State Board Investment Resource
                       Recovery Revenue, (Yellowstone Energy
                       L.P. Project), 7.000% due 12/31/19 (b)(c)         7,637,323
---------------------------------------------------------------------------------
Nevada -- 1.0%
  4,650,000   Baa2*   Clark County, NV IDR, (Southwest Gas Corp.
                       Project), Series B, 7.500% due 9/1/32 (c)         4,792,848
  2,250,000   AAA     Truckee Meadows, NV Water Authority
                       Revenue, Series A, FSA-Insured,
                       5.000% due 7/1/25                                 2,286,608
---------------------------------------------------------------------------------
                                                                         7,079,456
---------------------------------------------------------------------------------
New Jersey -- 7.3%
  5,200,000   A+      Hudson County, NJ Improvement Authority,
                       6.624% due 8/1/25                                 5,341,180
  1,000,000   BBB     Middlesex County, NJ Pollution Control
                       Authority Revenue Refunding, Pollution
                       Control Financing, (Amerada Hess Corp.
                       Project), 5.750% due 9/15/32                      1,008,740
  3,125,000   Baa1*   New Jersey EDA, PCR Refunding, (PSEG
                       Power LLC Project), 5.000% due 3/1/12             3,127,219
                      New Jersey Health Care Facilities Financing
                       Authority Revenue:
  3,875,000   AAA         Engelwood Hospital, FHA/MBIA-Insured,
                           5.000% due 8/1/23                             3,974,239
  8,000,000   A+          Robert Wood Johnson University Hospital,
                           5.700% due 7/1/20 (b)                         8,505,440
  2,395,000   AA-     New Jersey State Highway Authority, Garden
                       State Parkway General Revenue,
                       5.625% due 1/1/30                                 2,567,823

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   February 28, 2003 (unaudited) (continued)


   Face
  Amount    Rating(a)                   Security                      Value
-------------------------------------------------------------------------------
New Jersey -- 7.3% (continued)
                      South Jersey Port Corp., NJ Revenue
                       Refunding:
$ 1,350,000   A           5.000% due 1/1/26                        $  1,350,945
  2,000,000   A           5.100% due 1/1/33                           2,028,880
                      Tobacco Settlement Financing Corp.,
                       NJ Asset-Backed Bonds:
 10,000,000   A1*         5.750% due 6/1/32 (b)                       9,230,800
 15,000,000   A1*         6.000% due 6/1/37 (b)                      13,089,450
  3,390,000   A1*         6.125% due 6/1/42                           3,006,523
-------------------------------------------------------------------------------
                                                                     53,231,239
-------------------------------------------------------------------------------
New Mexico -- 0.3%
  2,085,000   AAA     New Mexico Mortgage Financing Authority,
                       Single-Family Mortgages, Series D-3,
                       5.625% due 9/1/28                              2,154,973
-------------------------------------------------------------------------------
New York -- 8.4%
  1,100,000   A-1+    Jay Street Development Corp., NY Courts
                       Facility Lease Revenue, (NYC Jay Street
                       Project), Series A-2, 1.130% due 5/1/20 (g)    1,100,000
 30,000,000   AA-     Metropolitan Transportation Authority,
                       Series A, 5.125% due 1/1/24 (b)               30,678,600
                      Nassau Health Care Corp., NY Health Systems
                       Revenue, FSA-Insured:
  2,000,000   AAA         5.500% due 8/1/19                           2,188,280
  3,000,000   AAA         5.750% due 8/1/29                           3,309,990
  6,000,000   AA      New York City, NY Municipal Water Financing
                       Authority, Water & Sewer System Revenue,
                       Series D, 5.250% due 6/15/25                   6,268,320
                      New York State Dormitory Authority Revenue:
  5,000,000   AAA       Series B, FSA-Insured, 5.500% due 5/15/30     5,872,000
  1,000,000   AAA       Willow Towers Inc. Project, GNMA-
                         Collateralized, 5.250% due 2/1/22            1,042,700
  3,000,000   AAA     New York State Thruway Authority Highway
                       & Bridge Revenue, Series B-1, FGIC-Insured,
                       5.400% due 4/1/17                              3,284,910
  1,000,000   AA      New York State Urban Development Corp.
                       Revenue, (Personal Income Tax Project),
                       Series C-1, 5.000% due 3/15/24                 1,014,170
  6,290,000   AAA     Port Authority of New York & New
                       Jersey, NY GO, FGIC-Insured,
                       5.250% due 5/15/37 (c)                         6,521,409
-------------------------------------------------------------------------------
                                                                     61,280,379
-------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   February 28, 2003 (unaudited) (continued)


   Face
  Amount    Rating(a)                    Security                       Value
---------------------------------------------------------------------------------
North Carolina -- 0.3%
$ 1,900,000   AAA     University of North Carolina, System Pool
                       Revenue, Series A, AMBAC-Insured,
                       5.000% due 4/1/27                             $  1,946,417
---------------------------------------------------------------------------------
Ohio -- 9.2%
  4,500,000   Aa2*    Bexley, OH City School District GO,
                       5.125% due 12/1/27                               4,602,015
  2,000,000   AAA     Canton, OH City School District GO, Series A,
                       MBIA-Insured, 5.500% due 12/1/20                 2,164,640
  1,300,000   AA+     Cincinnati, OH Water System Revenue,
                       5.125% due 12/1/21                               1,365,377
  3,000,000   AAA     Cuyahoga County, OH Hospital Revenue
                       Refunding, University Hospitals Health System
                       Inc., AMBAC-Insured, 5.500% due 1/15/30          3,152,790
 25,000,000   Aaa*    Hamilton County, OH Sales Tax Revenue,
                       AMBAC-Insured, 5.250% due 12/1/32 (b)           25,947,250
  7,500,000   AA-     Lorain County, OH Hospital Revenue, Catholic
                       Healthcare Partners, 5.375% due 10/1/30          7,601,025
  5,990,000   AAA     Lucas County, OH Hospital Revenue, Promedic
                       Healthcare Obligation Group,
                       AMBAC-Insured, 5.375% due 11/15/29               6,249,367
  3,025,000   Aaa*    Muskingum County, OH GO, Refunding,
                       County Facilities Improvement,
                       MBIA-Insured, 5.125% due 12/1/19                 3,223,168
  1,375,000   AAA     Ohio State Higher Educational Facility
                       Commission Revenue, (University of Dayton
                       Project), AMBAC-Insured, 5.500% due 12/1/25      1,473,340
  2,500,000   AAA     Portage County, OH GO, MBIA-Insured,
                       5.250% due 12/1/17                               2,710,050
  1,500,000   A3*     Steubenville, OH Hospital Revenue,
                       6.375% due 10/1/20                               1,601,355
                      Summit County, OH GO, FGIC-Insured:
  1,000,000   AAA       5.000% due 12/1/21                              1,048,230
    500,000   AAA       5.000% due 12/1/22                                520,205
  1,500,000   Aaa*    Trumbull County, OH MBIA-Insured,
                       5.200% due 12/1/20                               1,605,705
  2,000,000   AAA     University of Cincinnati, OH General Receipts
                       Revenue, Series A, FGIC-Insured,
                       5.250% due 6/1/24                                2,099,880
  1,500,000   AAA     Warrensville Heights, OH City School District,
                       School Improvements, FGIC-Insured,
                       5.625% due 12/1/20                               1,653,885
---------------------------------------------------------------------------------
                                                                       67,018,282
---------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   February 28, 2003 (unaudited) (continued)


   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
Oregon -- 2.7%
$ 3,210,000   AA      Clackamas County, OR Hospital Facilities
                       Authority Revenue, Legacy Health System,
                       5.750% due 5/1/16                            $  3,510,392
  1,000,000   AAA     Oregon Health Sciences University Revenue,
                       Series A, MBIA-Insured, 5.000% due 7/1/32       1,021,740
  4,895,000   AA+     Oregon State Department of Transportation,
                       Highway User Tax Revenue, Series A,
                       5.125% due 11/15/23                             5,148,610
 10,000,000   AA      Oregon State Veterans Welfare GO, Series 82,
                       5.500% due 12/1/42 (b)                         10,328,200
--------------------------------------------------------------------------------
                                                                      20,008,942
--------------------------------------------------------------------------------
South Carolina -- 3.8%
  6,250,000   AAA     Grand Strand Water & Sewer Authority, SC
                       Waterworks & Sewer System Revenue,
                       FSA-Insured, 5.000% due 6/1/31                  6,402,875
 15,000,000   AA-     Greenville County, SC School District
                       Installment Purchase Revenue,
                       5.500% due 12/1/28 (b)                         15,470,250
                      South Carolina Transportation Infrastructure
                       Bank Revenue, Series A:
  2,505,000   Aaa*        AMBAC-Insured, 5.125% due 10/1/31            2,572,209
  3,000,000   AAA         MBIA-Insured, 5.500% due 10/1/30             3,176,790
--------------------------------------------------------------------------------
                                                                      27,622,124
--------------------------------------------------------------------------------
Tennessee -- 3.6%
  1,150,000   NR      Hardeman County, TN Correctional
                       Facilities Corp., 7.750% due 8/1/17             1,159,648
                      Memphis-Shelby County, TN Sports Authority
                       Income Revenue, (Memphis Arena Project),
                       Series A, AMBAC-Insured:
  6,420,000   AAA         5.125% due 11/1/21                           6,731,049
 14,500,000   AAA         5.125% due 11/1/28 (b)                      14,916,295
  3,000,000   AA      Tennessee State GO, Series A,
                       5.250% due 3/1/17                               3,232,350
--------------------------------------------------------------------------------
                                                                      26,039,342
--------------------------------------------------------------------------------
Texas -- 2.0%
  1,595,000   AAA     Burleson, TX ISD, GO, PSFG,
                       6.750% due 8/1/24                               1,834,090
                      Fort Worth, TX International Airport Facility
                       Improvement Corp. Revenue, (American
                       Airlines Inc. Project):
 12,000,000   B-          6.375% due 5/1/35 (c)                        2,940,120
  3,400,000   B-          Series A, 5.950% due 5/1/29 (c)              1,266,500
  3,000,000   B-          Series B, 6.050% due 5/1/29 (c)                909,750

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   February 28, 2003 (unaudited) (continued)


   Face
  Amount    Rating(a)                    Security                          Value
------------------------------------------------------------------------------------
Texas -- 2.0% (continued)
$ 2,175,000   A-1+    Gulf Coast Waste Disposal Authority, TX
                       PCR, Refunding, (Amoco Oil Co. Project),
                       1.100% due 10/1/17 (g)                           $  2,175,000
                      Harris County, TX Health Facilities
                       Development Corp., Hospital Revenue:
  1,000,000   AAA         School Health Care Systems, Series B,
                           (Escrowed to maturity with U.S.
                           government securities), 5.750% due 7/1/27       1,160,760
    700,000   A-1+        Texas Childrens Hospital, Series B-1,
                           MBIA-Insured, 1.200% due 10/1/29 (g)              700,000
  3,475,000   A-1+    Lower Neches Valley Authority, TX Industrial
                       Development Corp., Exempt Facilities
                       Revenue, (Exxon Mobil Project), Series A,
                       1.100% due 2/1/31 (g)                               3,475,000
---------------------------------------------------------------------------------
                                                                          14,461,220
---------------------------------------------------------------------------------
Virginia -- 3.9%
  3,000,000   A3*     Chesapeake, VA IDA Revenue, Remarketed
                       11/8/02, 5.250% due 2/1/08                          3,129,420
  3,000,000   A3*     Chesterfield County, VA IDA, PCR, (VA Electric
                       & Power), Remarketed 11/8/02, Series A,
                       5.875% due 6/1/17                                   3,167,010
                      Virginia State HDA, MFH:
  1,245,000   AA+       Series D, Sub-Series D-3, Remarketed
                         5/30/96, 5.700% due 7/1/09                        1,321,281
                        Series H:
  1,235,000   AAA       AMBAC-Insured, 6.300% due 11/1/15                  1,300,183
 10,000,000   AAA         Sub-Series H-1, MBIA-Insured,
                           5.350% due 7/1/31 (b)                          10,303,800
                        Series K:
    600,000   AA+       5.800% due 11/1/10                                   640,704
    925,000   AA+       5.900% due 11/1/11                                   984,487
  7,000,000   A3*     York County, VA IDA, PCR, (VA Electrical &
                       Power Co.), Remarketed 11/8/02,
                       5.000% due 7/1/09 (b)                               7,366,520
---------------------------------------------------------------------------------
                                                                          28,213,405
---------------------------------------------------------------------------------
Washington -- 1.9%
                      Chelan County, WA GO, Public Utilities,
                       District No. 1, Columbus River Rock:
 22,685,000   AAA         Series A, MBIA-Insured,
                           zero coupon due 6/1/22 (b)                      8,480,787
  4,750,000   AA          Series B, Remarketed 7/1/92, Mandatory
                           put 7/1/19, 6.750% due 7/1/62 (c)               5,049,250
---------------------------------------------------------------------------------
                                                                          13,530,037
---------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   February 28, 2003 (unaudited) (continued)


   Face
  Amount    Rating(a)                 Security                        Value
-------------------------------------------------------------------------------
West Virginia -- 1.2%
                      West Virginia State Housing Development
                       Fund, Housing Finance:
$ 3,845,000    AAA        Series B, 5.300% due 5/1/24              $  3,968,002
  5,000,000    AAA        Series C, 5.350% due 11/1/27                5,159,600
----------------------------------------------------------------------------
                                                                      9,127,602
----------------------------------------------------------------------------
Wisconsin -- 1.2%
                      Wisconsin Housing & Economic Development
                       Authority, Home Ownership Revenue,
                       Series A:
  1,100,000    AA         6.450% due 3/1/17                           1,135,926
  1,370,000    AA         5.650% due 11/1/23                          1,394,824
  3,665,000    AA-    Wisconsin State GO, Series B,
                       6.600% due 1/1/22 (b)(c)                       3,681,016
                      Wisconsin State Health & Educational
                       Facilities Authority Revenue:
  1,100,000    A          Kenosha Hospital & Medical Center
                           Project, 5.700% due 5/15/20                1,124,618
  1,250,000    AAA        The Medical College of Wisconsin Inc.
                           Project, MBIA-Insured,
                           5.400% due 12/1/16                         1,346,200
----------------------------------------------------------------------------
                                                                      8,682,584
----------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $713,019,003**)                     $728,871,845
----------------------------------------------------------------------------

(a)All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b)All or a portion of this security has been segregated for futures contracts commitments.
(c)Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d)Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(e)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f)Security is currently in default.
(g)Variable rate obligation payable at par on demand at any time on no more than seven days notice.
** Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 21 and 22 for definitions of ratings and certain security descriptions.

SEE NOTES TO FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS
                         February 28, 2003 (unaudited)



                                                   Percentage of
              Moody's   and/or Standard & Poor's Total Investments
                 Aaa                 AAA                49.0%
                 Aa                   AA                22.6
                 A                    A                 20.3
                Baa                  BBB                 3.9
                 Ba                   BB                 0.9
                 B                    B                  0.7
             VMIG 1/P-1            SP-1/A-1              1.0
                 NR                   NR                 1.6
                                                       -----
                                                       100.0%
                                                       =====

========================
                                   [GRAPHIC]

                                 BOND RATINGS
                                  (unaudited)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB    --Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative
and B   with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and
        "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards. Together with the
        "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
        "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.

========================
                                   [GRAPHIC]

                          SHORT-TERM SECURITY RATINGS
                                  (unaudited)



SP-1   --Standard & Poor's highest rating indicating very strong
         or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and
         variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 --Moody's highest rating for issues having a demand
         feature -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

                             SECURITY DESCRIPTIONS
                                  (unaudited)


ABAG   --Association of Bay Area Governments
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CDA    --Community Development Administration
CGIC   --Capital Guaranty Insurance Company
CHFCLI --California Health Facility Construction Loan Insurance
COP    --Certificate of Participation
EDA    --Economic Development Authority
ETM    --Escrowed To Maturity
FAIRS  --Floating Adjustable Interest Rate Securities
FGIC   --Financial Guaranty Insurance Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage Corporation
FNMA   --Federal National Mortgage Association
FRTC   --Floating Rate Trust Certificates
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage Association
GO     --General Obligation
HDA    --Housing Development Authority
HDC    --Housing Development Corporation
HFA    --Housing Finance Authority
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors Assurance Corporation
MFH    --Multi-Family Housing
MVRICS --Municipal Variable Rate Inverse Coupon Security
PCR    --Pollution Control Revenue
PFA    --Public Finance Authority
PSFG   --Permanent School Fund Guaranty
Q-SBLF --Qualified School Bond Loan Fund
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt Securities
SYCC   --Structured Yield Curve Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation Notes
VAN    --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday Demand

========================
                                   [GRAPHIC]

                      STATEMENT OF ASSETS AND LIABILITIES
                                  (unaudited)


                                                               February 28, 2003
---------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $713,019,003)                      $728,871,845
  Cash                                                                 2,977,468
  Interest receivable                                                 10,434,883
  Receivable for securities sold                                         815,000
--------------------------------------------------------------------------------
  Total Assets                                                       743,099,196
--------------------------------------------------------------------------------
LIABILITIES:
  Payable to broker -- variation margin                                1,990,625
  Dividends payable                                                      731,743
  Investment advisory fee payable                                        415,074
  Administration fee payable                                             123,599
  Distributions payable to Auction Rate Cumulative
   Preferred Stockholders                                                 30,991
  Accrued expenses                                                       128,934
--------------------------------------------------------------------------------
  Total Liabilities                                                    3,420,966
--------------------------------------------------------------------------------
Series M, T, W, Th and F Auction Rate Cumulative Preferred Stock
 (2,000 shares authorized and issued at $25,000 per share for each
 Series) (Note 7)                                                    250,000,000
--------------------------------------------------------------------------------
Total Net Assets                                                    $489,678,230
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                       $     41,856
  Capital paid in excess of par value                                509,076,800
  Undistributed net investment income                                  1,173,117
  Accumulated net realized loss from security transactions
   and futures contracts                                             (21,445,329)
  Net unrealized appreciation of investments and futures contracts       831,786
--------------------------------------------------------------------------------
Total Net Assets
 (Equivalent to $11.70 a share on 41,855,576 capital shares of
 $0.001 par value outstanding; 500,000,000 capital shares
 authorized)                                                        $489,678,230
--------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                            STATEMENT OF OPERATIONS
                                  (unaudited)


                                                               Nine Months Ended
                                                               February 28, 2003
---------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                           $29,768,663
------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 3)                                     3,492,876
  Administration fee (Note 3)                                          1,132,505
  Auction fees (Note 7)                                                  469,714
  Shareholder communications                                             135,508
  Audit and legal                                                         96,032
  Directors' fees                                                         43,572
  Custody                                                                 42,565
  Shareholder servicing fees                                              41,418
  Rating agency fees                                                      30,135
  Registration fees                                                       22,692
  Other                                                                  233,059
------------------------------------------------------------------------------
  Total Expenses                                                       5,740,076
------------------------------------------------------------------------------
Net Investment Income                                                 24,028,587
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 4 AND 5):
 Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)           12,040,536
    Futures contracts                                                 (2,847,614)
------------------------------------------------------------------------------
  Net Realized Gain                                                    9,192,922
------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation of Investments and
 Futures Contracts:
    Beginning of period                                               10,780,629
    End of period                                                        831,786
------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                             (9,948,843)
------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                           (755,921)
------------------------------------------------------------------------------
Distributions Paid to Auction Rate Cumulative Preferred
 Stockholders From Net Investment Income                              (2,432,073)
------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $20,840,593
------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                     Nine Months Ended
                                                     February 28, 2003  Year Ended
                                                        (unaudited)    May 31, 2002
------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                                 $ 24,028,587    $ 19,666,716
 Net realized gain (loss)                                 9,192,922     (11,512,844)
 Increase (decrease) in net unrealized appreciation      (9,948,843)     12,747,045
  Distributions Paid to Auction Rate
   Cumulative Preferred Stockholders from
   net investment income                                 (2,432,073)       (103,927)
-----------------------------------------------------------------------------------
 Increase in Net Assets From Operations                  20,840,593      20,796,990
-----------------------------------------------------------------------------------
DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                 (20,425,521)    (19,609,532)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions
   Paid to Common Stock Shareholders                    (20,425,521)    (19,609,532)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTES 7 AND 9):
  Underwriting commissions and expenses for the
   issuance of Auction Rate Cumulative
   Preferred Stock                                          (71,209)     (2,793,000)
  Net asset value of shares issued in connection
   with the transfer of Managed Municipals
   Portfolio II Inc.'s net assets                                --     117,162,040
-----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
   From Fund Share Transactions                             (71,209)    114,369,040
-----------------------------------------------------------------------------------
Increase in Net Assets                                      343,863     115,556,498
NET ASSETS:
 Beginning of period                                    489,334,367     373,777,869
-----------------------------------------------------------------------------------
 End of period*                                        $489,678,230    $489,334,367
-----------------------------------------------------------------------------------
* Includes undistributed net investment income of:       $1,173,117          $2,124
----------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

========================
                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                                  (unaudited)

   1. SIGNIFICANT ACCOUNTING POLICIES

   Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At May 31, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $13,447 was reclassified from paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement effective April 1, 2001 and recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $59,169 to reflect the

========================
                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                            (unaudited) (continued)


cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.

   2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

   Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

   3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

   Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.70% of the average daily total net assets of the Fund. This fee is calculated daily and paid monthly. However, effective May 22, 2002, SBFM agreed to reduce its aggregate investment advisory and administrative fees to an aggregate annual rate of 0.65% on those assets of the Fund equal to the product of the number of preferred shares outstanding multiplied by the liquidation value of such shares.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily total net assets. This fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   4. INVESTMENTS

   During the nine months ended February 28, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------------
Purchases                                                         $244,430,172
-----------------------------------------------------------------------------
Sales                                                              171,126,839
-----------------------------------------------------------------------------

                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                            (unaudited) (continued)



   At February 28, 2003, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------------------------------
Gross unrealized appreciation                                     $ 42,707,831
Gross unrealized depreciation                                      (26,854,989)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 15,852,842
-----------------------------------------------------------------------------

   5. FUTURES CONTRACTS

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

   The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

   At February 28, 2003, the Fund had the following open futures contracts:

               Number of               Basis        Market     Unrealized
               Contracts Expiration    Value        Value         Loss
     ----------------------------------------------------------------------

     Contracts
     to
     Sell:

     U.S.
     Treasury
     Bonds       2,450      3/03    $268,719,569 $283,740,625 $(15,021,056)
     ----------------------------------------------------------------------

   6. SECURITIES TRADED ON A WHEN-ISSUED BASIS

   In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value

                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                            (unaudited) (continued)


to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

   At February 28, 2003, the Fund did not hold any when-issued securities.

   7. AUCTION RATE CUMULATIVE PREFERRED STOCK

   On May 22, 2002, the Fund issued 2,000 shares of Series M, Series T, Series W, Series Th and Series F, respectively, of Auction Rate Cumulative Preferred Stock ("ARCPS"). The underwriting discount of $2,500,000 and offering expenses of $293,000 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock for the year ended May 31, 2002. Additional offering costs of $71,209 were incurred and recorded as a reduction of the capital paid in excess of par value of common stock for the nine months ended February 28, 2003. The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 0.90% to 1.70% for the nine months ended February 28, 2003.

   The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

   Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM, another subsidiary of Citigroup currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the nine months ended February 28, 2003, CGM earned $469,714 as the broker/dealer.

   Under Emerging Issues Task Force ("EITF") announcement Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.

========================
                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                            (unaudited) (continued)



8.  ASSET MAINTENANCE AND ASSET COVERAGE REQUIREMENTS

   The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

9.  TRANSFER OF NET ASSETS

   On April 26, 2002, the Fund acquired the assets and certain liabilities of Managed Municipals Portfolio II Inc. pursuant to a plan of reorganization approved by Managed Municipals Portfolio II Inc. shareholders on April 10, 2002. Total shares issued by the Fund and the total net assets of the Managed Municipals Portfolio II Inc. and the Fund on the date of the transfer were as follows:


  Acquired  Shares Issued         Total Net Assets of          Total Net Assets
    Fund     by the Fund  Managed Municipals Portfolio II Inc.   of the Fund
 ------------------------------------------------------------------------------

  Managed
 Municipals
 Portfolio
     II
    Inc.     10,006,932               $117,162,040               $372,831,933
 ------------------------------------------------------------------------------

   The total net assets of Managed Municipals Portfolio II Inc. before acquisition included unrealized depreciation of $2,101,130, accumulated net realized loss of $5,251,582, and overdistributed net investment income of $14,313. Total net assets of the Fund immediately after the transfer were $489,993,973. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10.  CAPITAL LOSS CARRYFORWARD

   At May 31, 2002, the Fund had, for Federal income tax purposes, approximately $18,142,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on May 31 of the years below:

                                                  2006      2007       2008
-------------------------------------------------------------------------------
Carryforward Amounts                            $302,000 $4,855,000 $12,985,000
-------------------------------------------------------------------------------

11.  CAPITAL SHARES

   At February 28, 2003, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001 per share.

                                   [GRAPHIC]

                             FINANCIAL HIGHLIGHTS




For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

                                   2003/(1)/    2002    2001     2000     1999    1998
----------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period               $11.69    $11.74   $10.93  $11.97    $12.37  $11.90
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)(3)/       0.57      0.60     0.60    0.58      0.58    0.54
  Net realized and unrealized
   gain (loss)/(3)/                  (0.01)     0.02     0.79   (1.14)    (0.32)   0.83
  Distributions Paid to Auction
   Rate Cumulative Preferred
   Stockholders from net
   investment income                 (0.06)    (0.00)*     --      --        --      --
----------------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                      0.50      0.62     1.39   (0.56)     0.26    1.37
----------------------------------------------------------------------------------------
Gain From Repurchase of
 Treasury Stock                         --        --     0.02    0.12        --      --
----------------------------------------------------------------------------------------
Underwriting Commissions and
 Expenses For the Issuance of
 Auction Rate Cumulative
 Preferred Stock                     (0.00)*   (0.07)      --      --        --      --
----------------------------------------------------------------------------------------
Distributions Paid To Common
Stock Shareholders From:
  Net investment income              (0.49)    (0.60)   (0.60)  (0.60)    (0.54)  (0.61)
  Net realized gains                    --        --       --      --     (0.12)  (0.29)
----------------------------------------------------------------------------------------
Total Distributions                  (0.49)    (0.60)   (0.60)  (0.60)    (0.66)  (0.90)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period      $11.70    $11.69   $11.74  $10.93    $11.97  $12.37
----------------------------------------------------------------------------------------
Total Return,
 Based on Market Value/(4)/           4.16%++   4.79%   20.69%  (3.88)%    0.11%   2.08%
----------------------------------------------------------------------------------------
Total Return,
 Based on Net Asset Value/(4)/        4.75%++   5.33%   13.90%  (2.82)%    2.66%  12.14%
----------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)             $490      $489     $374    $352      $414    $428
----------------------------------------------------------------------------------------
Ratios to Average Net Assets Based
on Common Shares Outstanding/(5)/:
  Net investment income/(3)/          6.36%+    4.84%    5.15%   5.19%     4.72%   4.35%
  Auction fees                        0.12+     0.00**     --      --        --      --
  Operating expenses/(2)/             1.40+     0.52     0.68    0.89      0.94    0.99
  Total expenses                      1.52+     0.52     0.68    0.89      0.94    0.99
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                 24%       39%      58%     35%       23%     87%
----------------------------------------------------------------------------------------
Market Price, End of Period         $10.52    $10.57   $10.67  $9.375   $10.375  $11.00
----------------------------------------------------------------------------------------


========================
                                   [GRAPHIC]

                             FINANCIAL HIGHLIGHTS
                                  (continued)




                                                                  2003/(1)/   2002   2001 2000 1999 1998
--------------------------------------------------------------------------------------------------------
Auction Rate Cumulative
Preferred Stock/(6)/:
 Total Amount Outstanding (000s)                                  $250,000  $250,000  --   --   --   --
 Asset Coverage Per Share                                           73,968    74,000  --   --   --   --
 Involuntary Liquidating Preference Per Share/(7)/                  25,000    25,000  --   --   --   --
 Average Market Value Per Share/(7)/                                25,000    25,000  --   --   --   --
------------------------------------------------------------------------------------------------------

(1) For the nine months ended February 28, 2003 (unaudited).
(2) The investment adviser waived a portion of its fees for the years ended May 31, 2002, 2001 and 2000. In addition, the investment adviser and administrator waived a portion of their fees for the year ended May 31, 1999. If such fees were not waived, the per share decreases in net investment income and actual expense ratios would have been as follows:

                        Per share decreases in   Expense ratios
                        net investment income  without fee waivers
                        ---------------------- -------------------
             2002               $0.05                 1.01%
             2001                0.04                 1.01
             2000                0.02                 1.04
             1999                0.01                 1.02

(3)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the year ended May 31, 2002, the ratio of net investment income to average net assets would have been 4.81%. Per share, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(5) Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(6) On May 22, 2002, the Fund issued 2,000 shares of Auction Rate Cumulative Preferred Stock at $25,000 a share, for Series M, Series T, Series W, Series Th and Series F, respectively.
(7)Excludes accrued interest or accumulated undeclared dividends.
 * Amount represents less than $0.01 per share.
** Percentage represents less than 0.01%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

========================
                                   [GRAPHIC]

                                FINANCIAL DATA
                                  (unaudited)



For a share of capital stock outstanding throughout each period:

                                NYSE    Net              Dividend
             Record   Payable  Closing Asset  Dividend Reinvestment
              Date     Date    Price+  Value+   Paid      Price
            -------------------------------------------------------
             6/27/00   6/30/00 $ 9.750 $11.20  $0.050     $ 9.91
             7/25/00   7/28/00   9.688  11.37   0.050       9.89
             8/22/00   8/25/00  10.000  11.54   0.050      10.04
             9/26/00   9/29/00   9.688  11.42   0.050       9.80
            10/24/00  10/27/00   9.688  11.49   0.050       9.78
            11/20/00  11/24/00   9.750  11.47   0.050       9.80
            12/26/00  12/29/00   9.938  11.85   0.050      10.25
             1/23/01   1/26/01  10.688  11.92   0.050      10.70
             2/20/01   2/23/01  10.770  11.88   0.050      10.81
             3/27/01   3/30/01  10.450  11.89   0.050      10.58
             4/24/01   4/27/01  10.370  11.65   0.050      10.55
             5/22/01   5/25/01  10.650  11.71   0.050      10.69
             6/26/01   6/29/01  10.400  11.80   0.050      10.61
             7/24/01   7/27/01  10.590  11.88   0.050      10.71
             8/28/01   8/31/01  10.830  12.09   0.050      11.00
             9/25/01   9/28/01  10.330  11.87   0.050      10.65
            10/23/01  10/26/01  10.640  11.93   0.050      10.82
            11/27/01  11/30/01  10.580  11.83   0.050      10.51
            12/24/01  12/28/01  10.310  11.63   0.050      10.43
             1/22/02   1/25/02  10.600  11.81   0.050      10.74
             2/19/02   2/22/02  10.600  11.77   0.050      10.72
             3/25/02   3/28/02  10.250  11.55   0.050      10.43
             4/23/02   4/26/02  10.300  11.66   0.050      10.51
             5/28/02   5/31/02  10.500  11.65   0.050      10.62
             6/25/02   6/28/02  10.490  11.76   0.050      10.67
             7/23/02   7/26/02  10.740  12.02   0.050      10.80
             8/27/02   8/30/02  10.890  12.02   0.055      11.09
             9/24/02   9/27/02  11.100  12.35   0.055      11.15
            10/22/02  10/25/02  10.480  11.79   0.055      10.55
            11/25/02  11/29/02  10.350  11.93   0.055      10.49
            12/23/02  12/27/03  10.390  11.97   0.056      10.51
             1/28/03   1/31/03  10.400  11.84   0.056      10.52
             2/25/03   2/28/03  10.470  11.75   0.056      10.56
            ------------------------------------------------------

+ As of record date.

========================
                                   [GRAPHIC]

                      ADDITIONAL SHAREHOLDER INFORMATION
                                  (unaudited)


Result of Annual Meeting of Shareholders

   The Annual Meeting of Shareholders of Managed Municipals Portfolio Inc. was held on September 12, 2002, for the purpose of considering and voting upon the election of three Directors, each for a three year term. The following table provides information concerning the matters voted upon at the Meeting:

1. Election of Directors*

                Nominees              Votes For  Votes Withheld
                --------              ---------  --------------
                Dwight B. Crane       40,459,314    455,209
                William R. Hutchinson 40,459,119    455,404
                George M. Pavia       40,458,243    456,281
-----
*The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Allan J. Bloostein, Paolo M. Cucchi, Robert A. Frankel, R. Jay Gerken and Paul Hardin.

                                   [GRAPHIC]

                          DIVIDEND REINVESTMENT PLAN
                                  (unaudited)



   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

   If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net

========================
                                   [GRAPHIC]

                          DIVIDEND REINVESTMENT PLAN
                            (unaudited) (continued)


asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                            SHARE REPURCHASE NOTICE
                                  (unaudited)


   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

========================
                                   [GRAPHIC]

                              Managed Municipals
                                Portfolio Inc.

DIRECTORS
Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, Chairman
Paul Hardin
William R. Hutchinson
George M. Pavia

OFFICERS
R. Jay Gerken
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer and Treasurer

Joseph P. Deane
Vice President and Investment Officer

David Fare
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER AND ADMINISTRATOR
Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

             THIS REPORT IS ONLY INTENDED FOR SHAREHOLDERS OF THE
                       MANAGED MUNICIPALS PORTFOLIO INC.
                            IT IS NOT A PROSPECTUS,
              CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE
               PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY
                      SECURITIES MENTIONED IN THE REPORT.

                                  FD0879 4/03
                                    03-4653